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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               AMERICA FIRST REAL ESTATE INVESTMENT PARTNERS, L.P.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        DELAWARE                                         39-1965590
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(State of incorporation or                 (IRS Employer Identification No.)
 organization)

              1004 FARNAM STREET, SUITE 400, OMAHA, NEBRASKA 68102
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                    (Address of principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                      Name of each exchange on which
to be so registered                      each class is to be registered

NONE                                     NONE
------------------------------------     ---------------------------------------


If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. / /

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. /X/

Securities Act registration statement file number to which this form relates:
333-52117                    (if applicable)
-----------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                   UNITS OF ASSIGNED LIMITED PARTNER INTERESTS
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                                (Title of Class)



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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         The securities registered on this Form 8-A are described under the heading "DESCRIPTION OF THE UNITS" on pages 104-105 of the Amended and Restated Prospectus/Consent Solicitation Statement filed pursuant to Rule 424(b)(1) under the Securities Act of 1933, relating to Registration No. 333-52117, filed by the Registrant with the Securities and Exchange Commission on July 10, 2000. Such description is incorporated herein by reference thereto in its entirety.

ITEM 2.  EXHIBITS

         The following exhibits are filed as part of this Registration
Statement:


         EXHIBIT NUMBER                  DESCRIPTION
         --------------                  -----------
            3.1            Amended and Restated Agreement of Limited Partnership
                           of America First Real Estate Investment Partners,
                           L.P. (incorporated herein by reference to Exhibit 3.1
                           to the Registrant's Current Report on Form 8-K dated
                           December 31, 2000, filed January 12, 2001).

            4.1 Specimen Unit Certificate (incorporated herein by reference to Exhibit 4.03 to Pre-Effective Amendment
                           No. 4 to the Registrant's Registration Statement on
                           Form S-4, Registration No. 333-52117, filed September
                           28, 1999).


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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                       AMERICA FIRST REAL ESTATE
                                       INVESTMENT PARTNERS, L.P.


                                       By  AMERICA FIRST CAPITAL SOURCE I
                                           L.L.C., general partner


Date: January 12, 2001                 By  /s/ Michael B. Yanney
                                           ----------------------------------
                                           Michael B. Yanney, President